UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[X] Definitive Information Statement

USA EQUITIES CORP.

(Name of Registrant as Specified in Its Charter)

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USA Equities Corp

901 Northpoint Parkway Suite 302 West Palm Beach Florida 33407

Phone: (927) 379-5603

June 21, 2021

Dear Stockholder:

We are providing this information statement to you as a stockholder of record of our outstanding common stock at the close of business on June 3, 2021, to advise you of actions recently approved by the holder of a majority of the votes entitled to be cast by the holders of our issued and outstanding shares of common stock and Series A Preferred Stock (the “Approving Stockholder”). These recently approved actions will become effective on or about July 20, 2021, which is at least 20 days after this information statement is provided to our stockholders.

On June 3, 2021, the Approving Stockholder approved the reincorporation of our company from Delaware to Nevada which will be accomplished by merging our Delaware company into a newly formed wholly owned subsidiary, USA Equities Corp., a Nevada corporation. The sole purpose of the reincorporation is to change the domicile of our company and shall not be considered a “liquidation, dissolution or winding up” of our company. Our sole director has determined that it is in our best interest to reincorporate under the laws of the State of Nevada in part to eliminate the obligation to pay Delaware’s annual franchise tax. Corporations in Nevada pay no franchise tax, capital stock tax or inventory tax, which will result in substantial savings to us in the future.

We are enclosing our Information Statement that describes the above transactions, the form of the Merger Agreement and the Articles of Incorporation and Bylaws for USA Equities Corp., a Nevada Corporation, and the Certificate of Designation establishing the Series A Preferred Stock of the Nevada Corporation.

This Notice and the attached Information Statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of USA Equities Corp

/s/ Troy Grogan
Troy Grogan
Chairman and CEO

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INFORMATION STATEMENT

AND

NOTICE OF ACTION BY

WRITTEN CONSENT OF MAJORITY SHAREHOLDER

OF

USA Equities Corp

901 Northpoint Parkway Suite 302 West Palm Beach Florida 33407

Phone: (927) 379-5603

June 21, 2021

BY WRITTEN CONSENT IN LIEU OF A MEETING OF SHAREHOLDERS, SHAREHOLDERS OWNING A MAJORITY OF THE VOTES ELIGIBLE TO BE CAST BY THE HOLDERS OF OUR OUTSTANDING SHARES OF COMMON STOCK AND SERIES A PREFERRED STOCK, VOTING AS A SINGLE CLASS, HAVE AUTHORIZED OUR BOARD OF DIRECTORS TO ADOPT (IN THE EVENT IT IS DEEMED ADVISABLE BY THE BOARD) AN AGREEMENT AND PLAN OF MERGER BETWEEN OUR COMPANY AND OUR NEWLY-ORGANIZED NEVADA SUBSIDIARY AS A RESULT OF WHICH OUR COMPANY WILL BECOME A NEVADA CORPORATION NAMED USA EQUITIES CORP.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement and Notice of Action by Written Consent of Majority Shareholder is being furnished to the holders of shares of the common stock, par value $0.0001 per share, of USA Equites Corp., a Delaware corporation (the “Company”, “we”, or “USA Equities Corp”). The purpose of this Information Statement and Notice of Action by Written Consent of Majority Shareholder is to notify you that on June 3, 2021 (the “Record Date”), the Company received written consent in lieu of a meeting of shareholders dated June 3, 2021 (the “Written Consent”) from Troy Grogan, the record holder of 3,270,000 voting shares of common stock and 1,080,092 shares of Series A Preferred Stock entitled to cast 5,400,460 votes together with the holders of the common stock on the corporate action described herein, representing approximately 68.63% of the total issued and outstanding voting shares eligible to be cast with respect to such corporate action (the “Majority Shareholder”) which constitutes a majority of votes that may be cast to approve the such corporate action which is sufficient under the Delaware General Corporation Law (the “DGCL”) to approve such corporate action. Accordingly, this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the DGCL of these corporate actions before they take effect.

Pursuant to Section 228(e) of the DGCL, this Information Statement shall constitute a notice and shall be mailed to all holders of our Common Stock entitled to vote on such matters as of the Record Date.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about June 21, 2021, and the corporate actions described below will not be effective until at least 20 days after the mailing.

Under the DGCL, stockholders will not be entitled to exercise appraisal rights in connection with the actions discussed in this Information Statement and the Company will not independently provide stockholders with any such right.

We Are Not Asking for a Proxy and You are Requested Not to Send a Proxy

Neither the Securities and Exchange Commission nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this information statement is accurate or complete. Any representation to the contrary is a criminal offense.

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DESCRIPTION OF CAPITAL STOCK

The Company is currently authorized to issue 900,000,000 shares of Common Stock, par value $0.0001, and 10,000,000 shares of preferred stock. As of the Record Date there were 7,234,270 shares of Common Stock outstanding, and 1,080,092 shares of Series A Preferred Stock outstanding. Our wholly-owned subsidiary formed under the laws of the State of Nevada, also named “USA Equities Corp.” (referred to herein as “USA Equities Corp-Nevada”) is currently authorized to issue 900,000,000 shares of Common Stock, par value $0.0001, and 10,000,000 shares of preferred stock, par value $0.0001. As of the Record Date there were ten (10) shares of common stock of USA Equities Corp-Nevada outstanding and the Company was the only stockholder of USA Equities Corp-Nevada.

The Company’s securities will not be materially modified as a result of the Reincorporation. As such, the following will apply in substantial part to the securities of the Company and USA Equities Corp-Nevada. The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. Subject to the rights of the holders of the Series A Preferred Stock, the holders of Common Stock are entitled to receive dividends ratably, when, as and if declared by the Board, out of funds legally available. In the event of a liquidation, dissolution or winding-up of the Company, subject to the rights of the holders of the Series A Preferred Stock, the holders of Common Stock are entitled to share equally and ratably in all assets remaining available for distribution after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock. The holders of shares of Common Stock, as such, have no conversion, preemptive, or other subscription rights and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are validly issued, fully-paid and non-assessable. Except as otherwise required by law or as provided in the Certificate of Designation authorizing the Series A Preferred Stock, in all cases where a vote of the holders of the Common Stock is to be taken, at any annual or special meeting of the stockholders of the Company, the holders of the Series A Preferred Stock shall vote together with the Common Stock, as a single class, or shall act by written consent together with the Common Stock, and shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible. Upon liquidation of the Company and the occurrence of a Liquidation Event as defined in the Certificate of Designation, the holders of the Series A Preferred Stock shall be entitled to receive an amount equal to the Stated Value thereof, currently $0.25 per share, prior to any distribution being made to the holders of the Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS.

The following table sets forth information concerning beneficial ownership of our common stock as of June 3, 2021, by (i) any person or group with more than 5% of our common stock, (ii) our sole director, (iii) and our sole officer and director as a “group.”

Except as otherwise indicated, we believe, based on information provided by our director, that he has sole investment and voting power with respect to his shares. As of June 3, 2021, we had outstanding 7,234,270 shares of common stock and 1,080,092 shares of Series A Preferred Stock. Shares of Series A Preferred Stock are convertible into shares of our common stock at a conversion price of $0.05 per share, subject to certain anti-dilution adjustments. In addition, shares of common stock issuable upon exercise of options, warrants and other convertible securities anticipated to be exercisable or convertible at or within sixty days of June 3, 2021, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person. The address of Mr. Grogan is c/o of our company at 901 Northpoint Parkway, Suite 302, West Palm Beach, Florida 33407.

Name of Shareholder	Amount and Nature of Beneficial Ownership		Percent of Voting Stock
Directors and Executive Officers:
Troy Grogan[1]	11,393,757	(1)	74.19%
Alex Mirakian	450,000		6.22%
All directors and executive officers as a group (1 person)	11,393,757	(1)	74.19%

(1) Includes 5,400,460 shares of common stock that may be acquired upon conversion of shares of Series A Preferred Stock, which Preferred Stock has the right to cast 5,400,460 votes on all matters which may be voted upon by the holders of our common stock and 2,723,297 shares of common stock that may be acquired upon conversion of promissory notes.

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REINCORPORATION FROM DELAWARE TO NEVADA

The following discussion summarizes certain aspects of our reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) between USA Equities Corp-Nevada and our existing Delaware corporation. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, a copy of which is attached to this Information Statement as Exhibit A, the Articles of Incorporation of USA Equities Corp-Nevada (the “Nevada Articles”), a copy of which is attached to this Information Statement as Exhibit B, the Bylaws of USA Equities Corp-Nevada (the “Nevada Bylaws”), a copy of which is attached to this Information Statement as Exhibit C and the Certificate of Designation establishing the Series A Preferred Stock of USA Equities Corp-Nevada (the “Certificate of Designation”), a copy of which is attached to this Information Statement as Exhibit D. Our director and majority shareholder have already approved the Merger Agreement, Nevada Articles, Nevada Bylaws and Certificate of Designation. In this discussion of the Reincorporation, the terms, “we,” the “Company” or “USA Equities Corp-Delaware” refer to the existing Delaware corporation and the term “USA Equities Corp-Nevada” refers to the new Nevada corporation, which will be the successor to the Company.

Principal Reasons for the Reincorporation

The principal reason for Reincorporation from Delaware to Nevada is to eliminate our obligation to pay the annual Delaware franchise tax that will result in significant savings to us in the future. Under Nevada Law, there is no obligation to pay annual franchise taxes and there are no capital stock taxes or inventory taxes. In addition, under Nevada Law, there are minimal reporting and corporate disclosure requirements and the identity of the corporate shareholders is not a part of the public record. Otherwise, the general corporation laws of the States of Delaware and Nevada are quite similar as both states have liberal incorporation laws and favorable tax policies. As detailed below under “The Rights of the Shareholders Will Now be Governed by Nevada Law instead of Delaware Law”, there are differences in Delaware Law and Nevada Law that may affect the rights of shareholders. However, in the formation of USA Equities Corp-Nevada, we have endeavored to make no substantive changes in the provisions and terms of the Nevada Articles and Nevada Bylaws from the provisions and terms of the USA Equities Corp-Delaware Certificate and Delaware Bylaws.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see “Significant Differences Between Delaware and Nevada Law” below.

Possible Disadvantages of Reincorporation

Delaware has historically been the state in which a majority of public companies incorporate. A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

However, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment.

We have endeavored to adapt as closely as possible the Nevada incorporation and bylaws documents to the existing Delaware documents.

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Principal Features of the Reincorporation – The Merger Agreement

The Reincorporation will be effected by the merger (the “Merger”) of USA Equities Corp-Delaware with and into USA Equities Corp-Nevada, a wholly owned subsidiary of USA Equities Corp-Delaware that has been incorporated under Nevada Law for the purposes of the Merger. USA Equities Corp-Nevada will be the surviving corporation in the Merger and will continue under the name “USA Equities Corp.” USA Equities Corp-Delaware will cease to exist as a result of the Merger.

The Merger will not become effective until the Merger Agreement or an appropriate certificate of merger is filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, which will not take place until at least 20 days after the mailing of this Information Statement to our shareholders.

At the effective time of the Merger, the Nevada Articles, the Nevada Bylaws and Nevada Law will govern our corporation’s operations and activities. However, there are no substantial differences in the Nevada Articles and Nevada Bylaws from the Delaware Certificate and Delaware Bylaws.

Upon completion of the Merger, each outstanding share of common stock, par value $0.0001 per share, of USA Equities Corp-Delaware will be converted into one share of common stock, $0.0001 par value per share, of USA Equities Corp-Nevada and each outstanding share of Series A Preferred Stock, par value $0.0001 per share, of USA Equities Corp-Delaware will be converted into one share of Series A Preferred Stock, $0.0001 par value per share, of USA Equities Corp-Nevada. As a result, the existing shareholders of USA Equities Corp-Delaware will automatically become shareholders of USA Equities Corp-Nevada, USA Equities Corp-Delaware will cease to exist and USA Equities Corp-Nevada will continue to operate our business under the name “USA Equities Corp.”. USA Equities Corp-Delaware stock certificates will be deemed to represent the same number of USA Equities Corp-Nevada shares as were represented by such USA Equities Corp-Delaware stock certificates prior to the Reincorporation.

You will not have to take any action to exchange your stock certificates as a result of the Merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of USA Equities Corp-Nevada’ s common stock following the Reincorporation.

Upon completion of the Reincorporation, the authorized capital stock of USA Equities Corp-Nevada will consist of 900,000,000 shares of common stock, $0.0001 par value, and 10,000,000 shares of preferred stock, $0.0001 par value, which is identical to the authorized capital stock of USA Equities Corp-Delaware and there will be 7,234,270 shares of common stock and 1,080,092 shares of Series A Preferred Stock of USA Equities Corp-Nevada issued and outstanding.

The Reincorporation will not result in any change to our daily business operations or the present location of our principal executive offices in West Palm Beach, Florida. The financial condition and results of operations of USA Equities Corp-Nevada immediately after the consummation of the Reincorporation will be identical to that of USA Equities Corp-Delaware immediately prior to the consummation of the Reincorporation. In addition, at the effective time of the Merger, the director of USA Equities Corp-Nevada will be Troy Grogan who is currently the director of USA Equities Corp-Delaware and Mr. Grogan, the only executive officer of USA Equities Corp-Delaware immediately prior to the Merger will serve as an executive officer of USA Equities Corp-Nevada upon the effectiveness of the Merger. Currently, Troy Grogan serves as our president, secretary and treasurer and he will serve in the same capacities for USA Equities Corp-Nevada. Our director and majority shareholder has already approved the Merger Agreement, Nevada Articles and Nevada Bylaws, copies of which are attached as exhibits to this Information Statement.

Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The Merger Agreement provides that, at the effective time of the Merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of USA Equities Corp-Nevada. Accordingly, after the effective time of the Merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and the bylaws of USA Equities Corp-Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of USA Equities Corp-Nevada following the merger.

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The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the form of the articles of incorporation of USA Equities Corp-Nevada, which is attached as Exhibit B to this Information Statement, and the bylaws of USA Equities Corp-Nevada, which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the Merger Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General. As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law expressly excludes directors and officers from liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability not only of directors, but also of officers, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

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Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchase of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

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Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholders meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Annual Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of stockholder approval. Currently, no such provision is contemplated to be contained in the articles of incorporation of USA Equities Corp-Nevada. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of a stockholder and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

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Stockholder Inspection Rights. Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

The Rights of the Shareholders Will Now be Governed by Nevada Law instead of Delaware Law

The general corporation laws of the State of Nevada (the “Nevada Law”) will now govern the rights of our stockholders rather than the general corporation laws of the State of Delaware (the “Delaware Law”). In the formation of USA Equities Corp-Nevada, we have made an effort not to make any substantive changes in the Nevada Articles or Nevada Bylaws from the Delaware Certificate and Delaware-Bylaws. Such items such as USA Equities Corp-Nevada’s duration, the authorized capitalization, rights to issue preferred stock, no cumulative voting rights and the par values of the classes of shares remain the same. Furthermore, Nevada Law and Delaware Law are quite similar with respect to the governing of corporate actions and shareholders’ rights. Nonetheless, there are a few differences in the laws, which may affect your rights or interests. The following is a summary of certain of those considerations.

Delaware has a well-developed body of case law interpreting shareholders rights. Nevada case law concerning the governing and effects of its statutes and regulations is limited and thus you will have more uncertainty concerning the legality of corporate transactions and your right to challenge those transactions.

Under Nevada Law, a director may be removed by a 2/3 vote of the shareholders. Previously, under Delaware Law a vote by only a majority of the shareholders is required to remove a director. The majority of the directors present at a meeting of the board may fill vacancies in the board under Nevada Law even if no quorum is present.

Nevada Law permits greater latitude in indemnifying officers and directors and the ability to shield the officers and directors for liabilities. However, the Nevada Articles and Nevada Bylaws provide the same indemnification and liability protections as the current Delaware documents.

Termination, Abandonment or Amendment of the Merger Agreement

We anticipate that the Reincorporation will become effective at the earliest practicable date. However, the Merger Agreement provides that at any time before the effective date, the Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the board of directors of either USA Equities Corp-Delaware or USA Equities Corp-Nevada, or both, notwithstanding the approval of this Agreement by the holders of a majority of the votes of USA Equities Corp-Delaware entitled to be cast or by the sole stockholder of USA Equities Corp-Nevada, or by both. The boards of directors of USA Equities Corp-Delaware and USA Equities Corp-Nevada may amend the Merger Agreement at any time prior to the filing of the Merger Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Nevada, provided that an amendment made subsequent to the adoption of the Merger Agreement by the stockholders of either corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (b) alter or change any term of the Nevada Articles to be effected by the Merger, or (c) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of either corporation.

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Federal Income Tax Consequences of the Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or USA Equities Corp-Nevada. Each stockholder will have the same basis in USA Equities Corp-Nevada’ s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in USA Equities Corp-Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding Common Stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Consequences

We do not anticipate that any significant accounting consequences would arise as a result of the Reincorporation.

Appendices

The form of the Merger Agreement of the Company into USA Equities Corp-Nevada and the Articles of Incorporation of USA Equities Corp-Nevada, the By-laws of USA Equities Corp-Nevada and the Certificate of Designation are attached to this Information Statement as Exhibits A, B, C and D respectively.

Vote Required

Under the DGCL and the provisions of the Certificate of Designation authorizing the issuance of our Series A Preferred Stock, the affirmative vote of a majority of the votes eligible to be cast by holders of our outstanding shares of our Common Stock and our outstanding shares of Series A Preferred Stock is required to approve the Merger. The holders of our Common Stock are entitled to cast one vote per share and the holder of our Series A Preferred Stock is entitled to cast five votes per share of Series A Preferred Stock. We have received a Written Consent in lieu of special meeting from Troy Grogan, the record holder of 3,270,000 voting shares of common stock and 1,080,092 shares of Series A Preferred Stock entitled to cast 5,400,460 votes together with the holders of the common stock on the Merger, representing approximately 68.63% of the total issued and outstanding voting shares eligible to be cast with respect to the Merger.

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Dissenters’ Rights of Appraisal

We are a Delaware corporation and are governed by the DGCL. Holders of the Company’s Common Stock do not have appraisal or dissenter’s rights under the DGCL in connection with the Reincorporation or the filing of the certificate of merger as approved by Board of Directors and the stockholders of the Company.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation that is not shared by all other stockholders of ours.

INFORMATION STATEMENT COSTS

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock will be borne by us. The Company may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “intends,” “believes,” “will,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, Information Statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet ( http://www.sec.gov ) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

/s/ Troy Grogan
Troy Grogan
Chairman of the Board of Directors
Chief Executive Officer & President

June 21, 2021

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APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of June 3, 2021, is entered into between USA Equities Corp., a Delaware corporation (the “Company”) and USA Equities Corp., a Nevada corporation and a wholly owned subsidiary of the Company (“Newco”).

Preliminary Statement

The Company, whose shares of common stock are registered under Section 12(g) of the Securities Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation. The Company has formed Newco in order to effect the reincorporation.

The board of directors of each of the Company and Newco deems it advisable and in the best interests of such corporations and their respective stockholders, that the Company be merged with and into Newco, upon the terms and subject to the conditions herein stated, and that Newco be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Newco whereupon the separate existence of the Company shall cease. Newco shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and in Chapter 78 of the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2. Effective Time. Provided that the conditions set forth in Section 5.1 have been fulfilled in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and Newco shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1. The Certificate of Incorporation. The articles of incorporation of Newco in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2. The Bylaws. The bylaws of Newco in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

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ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1. Officers. The officers of Newco at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2. Directors. The directors of Newco at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Newco or the stockholders of the Company:

(a) Each share of common stock of the Company, par value $0.0001 shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.0001, of Newco (“Nevada common stock”), with the same rights, powers and privileges as the shares so converted and all shares of common stock of the Company shall be cancelled and retired and shall cease to exist.

(b) Each share of Series A Preferred Stock of the Company, par value $0.0001 shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Series A Preferred Stock, par value $0.0001, of Newco (“Nevada common stock”), with the same rights, powers and privileges as the shares so converted and all shares of Series A Preferred Stock of the Company shall be cancelled and retired and shall cease to exist.

(b) Each option, warrant, other security, promissory note or right of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security, promissory note or right of Newco, and (ii) in the case of securities, promissory notes or other rights to acquire common stock, converted into the right to acquire the number of shares of Nevada common stock equal to the number of shares of Delaware common stock that were acquirable pursuant to such option, warrant, other security, promissory note or right at the Effective Time. The same number of shares of Nevada common stock shall be reserved for purposes of the exercise of such options, warrants, other securities, promissory notes or rights as is equal to the number of shares of the common stock so reserved as of the Effective Time.

(c) Each share of Nevada common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Delaware common stock, or options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Nevada common stock equal to the number of shares of Delaware common stock represented thereby, and in the case of options, warrants, or other securities, shall be deemed for all purposes to evidence ownership of and represent an equal number of options, warrants or other securities of Newco, as the case may be into which the options, warrants, or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware common stock, options, warrants, or other securities of Newco, as the case may be, evidenced by such outstanding certificate, as above provided. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Series A Preferred Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Series A Preferred Stock of Newco equal to the number of shares of Series A Preferred Stock of the Company represented thereby.

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ARTICLE V

CONDITIONS

5.1. Shareholder Approval of Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to approval of this Agreement and the transactions contemplated hereby by the holders of a majority of the outstanding shares of the common stock of the Company.

5.2 Proxy Statement. The Company shall file with the Securities and Exchange Commission and distribute to its stockholders an information statement pursuant to Regulation 14C of the Exchange Act advising the Company’s stockholders of the approval of the Reincorporation Merger and the requisite waiting period shall have elapsed.

ARTICLE VI

TERMINATION

6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, if the board of directors of the Company or the board of directors of Newco determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company or Newco, respectively, and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Newco, or any of their respective stockholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock of the Company shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of the Company, (ii) alter or change any provision of the articles of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

7.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

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7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

USA Equities Corp. a Delaware corporation

By:	/s/ Troy Grogan
Troy Grogan
Chief Executive Officer

USA Equities Corp. a Nevada corporation

By:	/s/ Troy Grogan
Troy Grogan
Chief Executive Officer

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EXHIBIT B

ARTICLES OF INCORPORATION

OF

USA EQUITIES CORP.

ARTICLE I

NAME

The name of the corporation is USA Equities Corp. (which is hereinafter referred to as the “Corporation”).

ARTICLE II

PERIOD OF DURATION

The Corporation shall continue in existence perpetually unless sooner dissolved in accordance with the law.

ARTICLE III

PURPOSE

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the laws of the state of Nevada.

ARTICLE IV

AUTHORIZED SHARES

The Corporation shall be authorized to issue 910,000,000 shares of capital stock, of which 900,000,000 shares shall be shares of Common Stock, $0.0001 par value (“Common Stock”), and 10,000,000 shares shall be shares of Preferred Stock, $0.0001 par value (“Preferred Stock”).

Shares of Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby authorized to fix by resolution or resolutions the classes, series, and number of each class or series of stock as provided in Nevada Revised Statutes (“NRS”) 78.195, 78.1955, and 78.196, as well as prescribe the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued class or series of Preferred Stock; to fix the number of shares constituting such class or series; and to increase or decrease the number of shares of any such class or series, but not below the number of shares thereof then outstanding.

Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall entitle the holder thereof to one vote on all matters on which stockholders are entitled generally to vote, and the holders of Common Stock shall vote together as a single class.

ARTICLE V

DIRECTORS

The Board of Directors shall initially consist of one member and thereafter shall consist of the number of directors that, from time to time shall be fixed by, or in the manner provided in the bylaws of the corporation. The names and addresses of the individuals who are to serve as the initial Board of Directors of the corporation until the next annual meeting of stockholders, or until their successors are duly elected and qualified are as follows:

Name	Address
Troy J. Grogan	C/O 901 Northpoint Parkway Suite 302 West Palm Beach FL 33407

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Elections of directors need not be done by written ballot unless the Bylaws of the corporation shall otherwise provide.

Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

Newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the NRS, these Articles of Incorporation, and any Bylaws.

ARTICLE VI

LIMITATION ON LIABILITY

Unless otherwise provided by law, a director or officer is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his individual capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the NRS as so amended from time to time. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VI, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE VII

INDEMNIFICATION

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director or officer of the Corporation, or who is serving at the request of the Corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. The right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the Corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

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Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer of the corporation or who is serving at the request of the corporation as an officer, director or representative of any other entity or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

Any repeal or modification of the above provisions of this Article VII, approved by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as of the time of such repeal or modification. In the event of any conflict between the above indemnification provisions, and any other Article of the Articles, the terms and provisions of this Article VII shall control.

ARTICLE VIII

CONTRACTS OR OTHER TRANSACTIONS WITH INTERESTED PERSONS

No contract or other transaction of the corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (i) the fact that any one or more of the directors or officers of the corporation is interested in or is a director or officer of such other firm or corporation; or, (ii) the fact that any director or officer of the corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the corporation. Each person who may become a director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

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ARTICLE IX

ADOPTION AND AMENDMENT OF BYLAWS

The bylaws of the Corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

ARTICLE X

AMENDMENTS

The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE XI

INCORPORATOR

The name and mailing address of the incorporator is:

Troy Grogan

901 Northpoint Parkway, Suite 302

Florida 33407

The undersigned incorporator hereby acknowledges that the foregoing certificate is his act and deed and that the facts stated herein are true.

Dated: June 3, 2021

INCORPORATOR

/s/ Troy Grogan
Troy Grogan

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EXHIBIT C

BYLAWS

OF

USA EQUITIES CORP.

(A Nevada corporation)

ARTICLE I

STOCKHOLDERS

Section 1.1. Annual Meetings. If required by applicable law or under the rules or regulations of any securities exchange or inter- dealer quotation service upon or through which the securities of the Corporation are listed or quoted (a “Listing Body”), an annual meeting of stockholders shall be held each year at such date, time and place, as may be designated by the board of directors (the “Board of Directors”) from time to time. At such meeting, the holders of the Corporation’s voting securities entitled to vote thereon shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting.

Section 1.2. Special Meetings.

1.2.1. Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

1.2.2. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such meeting.

Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Notice may be given by any means permitted by law. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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Section 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the Articles of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, unless stated elsewhere the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for a meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6. Organization.

1.6.1. The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.6.2. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from a ruling of the chairman.

1.6.3. If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

1.6.4. The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

Section 1.7. Inspectors. Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director’s or officer’s election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

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Section 1.8. Voting; Proxies.

1.8.1. Unless otherwise provided in the Articles of Incorporation, or any certificate of designation authorizing the issuance of any series or class of capital stock of the Corporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after six months from its date, unless coupled with an interest or unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the rules or regulations of a Listing Body, the Articles of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director. For purposes of these Bylaws, “votes cast” shall mean all votes cast in favor of and against a particular proposal or matter, but shall not include “abstentions or broker non-votes.

1.8.2. The voting rights of shares of Common Stock shall only be as required by applicable law or the Articles of Incorporation.

Section 1.9 Notice of Stockholder Business and Nominations. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the whole Board or (ii) by any stockholder of the Corporation that is entitled to vote at the meeting with respect to the election of directors or the business to be proposed by such stockholder, as the case may be, who complies with the notice procedures set forth below and that is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation as provided below.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under applicable law. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than 75 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventy-fifth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and a beneficial owner on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

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Notwithstanding anything in the second sentence of the preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 80 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the preceding paragraph also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation. For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the whole Board or (ii) by any stockholder of the Corporation that is entitled to vote at the meeting with respect to the election of directors, that complies with the notice procedures set forth in the second paragraph of this Section and that is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation as provided below. Nominations by stockholders of persons for election to the Board of Directors may be made at a special meeting of stockholders if the stockholder’s notice as required by the preceding paragraph shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the ninetieth day prior to the special meeting and not later than the close of business on the later of the sixtieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Only persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section.

Except as otherwise provided by law, the Articles of Incorporation or this Section, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective nomination or proposal shall be disregarded.

Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy materials with respect to a meeting of stockholders pursuant to Rule 14a-8 under Exchange Act or (ii) of the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Articles of Incorporation to elect directors under specified circumstances or to consent to specific actions taken by the Corporation.

Section 1.10. Fixing Date for Determination of Stockholders of Record.

1.10.1. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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1.10.2. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

1.10.3. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.11. Consent of Stockholders in Lieu of Meeting Prohibited. Any action required or permitted to be taken at any annual or special meeting of the stockholders may not be taken by written consent in lieu of a meeting.

Section 1.12. Meeting by Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and(iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Articles of Incorporation. The Board of Directors shall consist of not less than one member, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

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Section 2.2. Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

2.2.1. Election; Term of Office. The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the shares of the Corporation entitled to vote thereon. Each director shall hold office until the next annual meeting of stockholders, and until the director’s successor is elected and qualified or until the director’s prior death, resignation, removal or disqualification.

2.2.2. Resignation. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

2.2.3. Removal. Except as otherwise provided by law, any director may be removed, with or without cause, at any time by the affirmative vote of stockholders holding of record in the aggregate at least two-thirds of the outstanding shares of stock of the Corporation. A vacancy on the Board of Directors caused by any such removal may be filled by a majority of the remaining directors at any time before the end of the unexpired term.

2.2.4. Newly Created Directorships; Vacancies. Unless otherwise provided in the Articles of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the affirmative vote of a majority of the members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office.

Section 2.3. Annual and Regular Meetings. The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of stockholders, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

Section 2.4. Special Meetings; Notice.

2.4.1. Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at a majority of the Board of Directors, at such time and place as specified in the notice.

2.4.2. Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least 24 hours prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, electronically transmitted facsimile, electronic mail or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed; (iv) or two business days after delivery by a nationally recognized carrier.

Section 2.5. Participation in Meetings by Conference Telephone Permitted. Directors or members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

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Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

Section 2.7. Organization. The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman’s absence and such other duties as the Board of Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

Section 2.8. Action by Directors Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9. Compensation of Directors. The Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

Section 2.10. Committees. The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

Section 2.11. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation’s records.

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ARTICLE III

OFFICERS

Section 3.1. Officers; Election. The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person. Each officer shall be a natural person who is eighteen years of age or older.

Section 3.2. Term of Office; Resignation; Removal; Vacancies. Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which such officer’s successor is appointed and qualified or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer’s predecessor, or until such officer’s earlier death, resignation or removal.

Section 3.3. Temporary Delegation of Duties. In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

Section 3.4. Chairman. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

Section 3.5. Chief Executive Officer. The Chief Executive Officer (the “CEO”), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

Section 3.6. President. If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

Section 3.7. Vice Presidents. The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

Section 3.8. Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

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Section 3.9. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

Section 3.10. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

Section 3.11. Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 3.12. Compensation. The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE IV

STOCK

Section 4.1. Stock Certificates and Uncertificated Shares. The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 4.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the Secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

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Section 4.3. Transfer of Stock. Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation’s transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, from the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by Chapter 78 of the Nevada Revised Statutes or other applicable law. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation’s transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

Section 4.4. Preferred Stock. Shares of preferred stock shall be issued by the Corporation only after filing a certificate of designation as described in the Corporation’s Articles of Incorporation with the Nevada Secretary of State and satisfying all other requirements of the Articles of Incorporation and Chapter 78 of the Nevada Revised Statutes with respect thereto.

Section 4.5. Holders of Record. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be required by the laws of Nevada.

ARTICLE V

EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

Section 5.1. Execution of Instruments. Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

Section 5.2. Checks and Endorsements. All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

Section 5.3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation’s credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

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Section 5.4. Voting of Securities and Other Entities. Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

ARTICLE VI

MISCELLANEOUS

Section 6.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2. Seal. The Corporation may have a corporate seal in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

Section 6.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.

Section 6.4. Dividends and Other Distributions. Subject to the provisions of Chapter 78 of the Nevada Revised Statutes, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

Section 6.5. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 6.6. Record of Stockholders. The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation’s stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

Section 6.7. Addresses of Stockholders. Each stockholder shall furnish to the Secretary of the Corporation or the Corporation’s transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder’s address last known to the Secretary or transfer agent.

Section 6.8. Amendment of Bylaws. The Board of Directors shall have the power to adopt, amend or repeal, from time to time, these Bylaws. The holders of shares of the capital stock of the Corporation entitled to vote thereon also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Articles of Incorporation or an amendment to the Bylaws adopted by the holders of shares of the capital stock of the Corporation entitled to vote thereon that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of shares of the capital stock of the Corporation entitled to vote thereon.

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EXHIBIT D

EXHIBIT D

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City,
Nevada
89701-4201
(775) 684-
5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**

☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**

☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**

Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: USA Equities Corp Entity or Nevada Business Identification Number (NVID):
2. Effective date andtime:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate ofDesignation only)	The class or series of stock being designated within this filing: Series A Convertible Preferred
4. Information for amendment of classor series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series ofstock:	Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued.
	Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designationand Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificat establishes OR amends the following regarding the voting powers, designations, preferences, limitations restrictions and relative rights of the following class or series of stock.* RESOLVED, pursuant to Section 78.1955 of the Nevada Revised Statutes of the State of Nevada (the "NRS"), th Board of Directors of USA Equities Corp hereby files this Certificate of Designation and designates a new class o Preferred Stock as Series A Convertible Preferred Stock having the power, preferences, rights, limitations set forth o the Attachment annexed hereto.

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7. Withdrawal:	Designation being Withdrawn: ______ Date of Designation: ______ No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Troy J. Grogan Signature of Officer Date: 6/7/21

* Attach additional page(s) if necessary

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Section 1. Designation and Amount. The shares of this series shall be designated as “Series A Preferred Shares.” The number of shares constituting the Series A Preferred Shares shall be 1,080,092 and the stated value shall be $0.25 per share (the “Stated Value”). Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of Series A Preferred Shares to a number less than the number of Series A Preferred Shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Shares.

Section 2. Rank. The Series A Preferred Shares shall rank: (i) prior to all of the Corporation’s common shares, $0.0001 per share (the “Common Stock”) and (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series A Preferred Shares of whatever subdivision (collectively, with the Common Shares, “Junior Securities”), as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. The Series A Preferred Shares shall rank: (i) subordinate to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms prior to any Series A Preferred Shares of whatever subdivision (“Senior Securities”), as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. The Series A Preferred Shares shall rank pari passu to any other class or series of capital stock of the Corporation hereafter created specifically ranking on a parity with the Series A Preferred Shares (“Parity Securities”), as to the distribution of assets of the Corporation on any liquidation, dissolution or winding-up of the Corporation. So long as any Series A Preferred Shares shall be outstanding, the Corporation shall not authorize or issue Senior Securities or Parity Securities without first obtaining the consent or approval of the holders of a majority of the outstanding Series A Preferred Shares.

Section 3. Dividends and Distributions.

(a) The holders of the Series A Preferred Shares shall be entitled to receive such dividends in cash or shares of capital stock as may be specifically declared by the Board of Directors from time to time.

(b) Except as otherwise provided herein, all payments or distributions made in respect of the Series A Preferred Shares shall be distributed ratably among the holders of Series A Preferred Shares.

(c) The Corporation shall not declare, pay or set aside any distributions on any Junior Securities other than Common Stock without the vote or written consent of the holders of a majority of the then outstanding Series A Preferred Shares.

(e) So long as any Series A Preferred Shares are outstanding, no Common Stock, Parity Securities or Junior Securities shall be redeemed, purchased or otherwise acquired for any consideration (nor shall any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly, unless in each case the full Stated Amount shall have been paid or set apart for payment with respect to the Series A Preferred Shares.

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Section 4. Liquidation Rights.

(a) If the Corporation shall commence a voluntary case under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law, consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, make an assignment for the benefit of its creditors, admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve, wind up or consummate any transaction which pursuant to paragraph 4(b) is deemed to be a liquidation, dissolution or winding up of the Corporation (each such event being considered a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation unless prior thereto, the holders of the Series A Preferred Shares shall have received out of the assets and funds of the Corporation available for distribution to its stockholders in respect of each outstanding Series A Preferred Share an amount equal to the Stated Amount (the “Series A Liquidation Amount”). If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Shares shall be insufficient to permit the payment to such holders of the Series A Liquidation Amount and there is no other class or series of stock ranking on liquidation on a parity with the Series A Preferred Shares, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Shares shall be distributed ratably among such shares.

(b) (i) For purposes hereof, a Company Sale (as defined below) shall be deemed to be a Liquidation Event for purposes of this Subsection 4, and all consideration payable to the stockholders of the Corporation (in the case of an acquisition or disposition as set forth in subclauses (A) and (B)), and all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale as set forth in subclauses (C) and (D)), net of all corporate taxes, fees and costs associated with such Company Sale and all costs of winding up the Corporation’s business, shall be distributed to the holders of capital stock of the Corporation in accordance with Subsection 4(a) above. A “Company Sale” means:

(A) a merger or consolidation in which

(1) the Corporation is a constituent party, or

(2) a subsidiary of the Corporation is a constituent party and either (x) the Corporation issues shares of its capital stock pursuant to such merger or consolidation, or (y) as a result of such merger or consolidation of a subsidiary, the Corporation’s ownership interest in the surviving entity is reduced; provided that neither Subsection 4(b)(i)(A)(1) nor subsection 4(c)(i)(A)(2) above shall include any such merger or consolidation involving the Corporation or a subsidiary in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation at least a majority of the voting power of (xx) the surviving or resulting entity or (yy) if the surviving or resulting entity is a wholly-owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity;

(B) the disposition by holders of the Corporation’s then outstanding capital stock of at least a majority of the then outstanding equity voting power of the Corporation in a single or a series of related transactions;

(C) the sale, lease or other disposition of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions (except any such sale to a wholly-owned subsidiary of the Corporation unless such sale, lease or other disposition is followed by a subsequent disposition or transfer of at least a majority of the then outstanding equity voting power of the Corporation or such subsidiary in a single or a series of related transactions); or

(D) the disposition by exclusive license, sale, assignment or otherwise of all, substantially all or a significant portion of the intellectual property rights of the Corporation, except for non-exclusive licenses granted under such intellectual property rights in the ordinary course of business.

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(ii) The Corporation shall deliver written notice to the holders of shares of Series A Preferred Stock at least twenty (20) days prior to the effective date of a Company Sale, which notice shall contain all the material terms and conditions of such Company Sale, and any additional information concerning the terms of the Company Sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series B Preferred Stock in order to assist them in determining whether to treat such event as a Liquidation Event; provided that the requirement that such notice be delivered may be waived at any time by the holders of a majority of the then outstanding shares of Series B Preferred Stock. The Corporation shall not effect any Company Sale pursuant to Subsection 4(b)(i)(A) above unless (A) the agreement or plan of merger or consolidation provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 4(a) and 4(b) above or (B) the holders of a majority of the then outstanding shares of Series B Preferred Stock specifically consent in writing to the allocation of such consideration in a manner different from that provided in Subsections 4(a) and 4(b) above.

(iii) In the event of a Company Sale pursuant to Subsection 4(b)(i)(C) or 4(b)(i)(D) above, if the Corporation does not effect a liquidation and dissolution of the Corporation within sixty (60) days after such Company Sale, then (A) the Corporation shall deliver a written notice to each holder of Series A Preferred Stock no later than the sixtieth (60th) day after the Company Sale advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (B) to require the redemption of such shares of Series A Preferred Stock, and (B) if any holder of then outstanding shares of Series A Preferred Stock so requests in a written instrument delivered to the Corporation not later than the later of seventy-five (75) days after such Company Sale or thirty (30) days after receipt of such notice by the holders of Series A Preferred Stock, the Corporation shall use the consideration received by the Corporation for such Company Sale (net of any liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), to the extent legally available therefor (the “Net Proceeds”), to redeem, on the later of the ninetieth (90th) day after such Company Sale or fifteen (15) days after receipt of such request (the “Liquidation Redemption Date”), all shares of Series A Preferred Stock held by the requesting Holders at a price per share equal to the Series A Liquidation Amount. In the event of a redemption pursuant to the preceding sentence, if the Net Proceeds are not sufficient to redeem all shares of Series A Preferred Stock to be redeemed, the Corporation shall redeem a pro rata portion of each demanding holder’s shares of Series A Preferred Stock. The following provisions shall apply to the redemption of the Series A Preferred Stock pursuant to this Subsection 4(b)(iii):

(A) From and after the Liquidation Redemption Date, unless there shall be a default in payment of the Series A Liquidation Amount, all rights of each holder with respect to shares of Series A Preferred Stock to be redeemed on the Liquidation Redemption Date shall cease (except the right to receive the Series A Liquidation Amount without interest upon surrender of the certificate or certificates therefor), and such shares shall not be deemed to be outstanding for any purpose whatsoever.

(B) Prior to the distribution or redemption provided for in this Subsection (b)(iii), the Corporation shall not expend or dissipate the consideration received for such Company Sale, except to discharge all corporate taxes, fees, costs and expenses incurred in connection with such Company Sale or winding up of the Corporation’s business.

(iv) The amount deemed paid or distributed to the demanding holders of Series A Preferred Stock upon any such Company Sale shall be the cash or the value of the property, rights or securities distributed to such holders by the Corporation or by the acquiring person, firm or other entity. The value of such property, rights or other securities (“Property Valuations”) shall be determined on the basis of a valuation of the Corporation as a going concern, without attributing any discount for lack of liquidity or lack of control and shall be agreed upon by the Corporation and the holders of a majority of the shares of Series A Preferred Stock to be redeemed or, if no such agreement is reached, by a mutually acceptable third-party appraiser. Whenever a determination with respect to a Property Valuation or the Net Proceeds is made the Corporation shall provide prompt notice of the determination of such valuation, and all underlying assumptions and calculations, to all holders of Series B Preferred Stock.

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Section 5. Voting Rights.

(a) In addition to the voting rights provided by the Private Corporations Law of the State of Nevada (“Nevada Corporations Law”)” to the holders of the Series A Preferred Shares as a class, if any, the holders of the Series A Preferred Shares shall have the voting rights set forth in this Section 5. To the extent that under the Nevada Corporations Law the vote of the holders of the Series A Preferred Shares, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Shares shall constitute the approval of such action by the class. Except as otherwise required by law or as provided herein, in all cases where a vote of the holders of the Common Stock is to be taken, the Series A Preferred Shares shall vote together with the Common Stock, as a single class, at any annual or special meeting of stockholders of the Corporation, or shall act by written consent together with the Common Stock, in each case, upon the following basis: each Series A Preferred Share shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible on the record date for such meeting or the record date or effective date, as the case may be, for such written consent. Holders of the Series A Preferred Shares shall be entitled to notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation’s bylaws and the Nevada Corporations Law.

(b) (i) So long as any Series A Preferred Shares are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding Series A Preferred Shares:

1.	alter or change the rights, preferences or privileges of the Series A Preferred Shares

2.	authorize or issue shares of any class or series of stock having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of the Series A Preferred Shares;

3.	increase or decrease the authorized number of Series A Preferred Shares;

4.	authorize or issue any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having options or rights to purchase, any shares of stock of this Corporation having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of the Series A Preferred Shares;

5.	reclassify any shares of capital stock of this Corporation into shares having any preference or priority as to dividends or redemption rights, liquidation preferences, conversion rights, or voting rights, superior to or on a parity with any preference or priority of the Series A Preferred Shares;

6.	apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries (as defined in Section 425 of the Internal Revenue Code of 1986 (the “Tax Code”)) or otherwise, of any shares of any class or series of Common Stock; or

7.

amend or repeal any provision of, or add any provision to, the Corporation’s Certificate of Incorporation or Bylaws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of the Series A Preferred Share

(ii) The holders of at least a majority of the then outstanding shares of Series A Preferred Stock may elect at any time to allow the Corporation to alter or change the rights, preferences or privileges of the Series A Preferred Stock listed in Section 5(b)(i) above;

(iii) If holders of at least a majority of the then outstanding Series A Preferred Shares agree to allow the Corporation to alter or change the rights, preferences or privileges of the Series A Preferred Shares, pursuant to Section 5(b)(ii) above, so as to affect the Series A Preferred Shares, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Shares that did not agree to such alteration or change (the “Dissenting Holders”), and the Dissenting Holders shall have the right for a period of thirty (30) days to convert their shares into Common Stock pursuant to the terms of this Certificate of Amendment as such right existed prior to such alteration or change or continue to hold their shares of Series A Preferred Shares.

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Section 6. Conversion.

(a) Each Series A Preferred Share shall be convertible, at the option of the holder thereof, at any time or from time to time, into that number of shares of Common Stock equal to the Stated Value as of the date of conversion divided by the Conversion Price. “Conversion Price” means, with respect to each share of Series A Preferred Stock, $0.05 (five cents), as adjusted pursuant to the terms hereof. A holder may elect to convert any portion of his Series A Preferred Shares into shares of Common Stock by giving written notice thereof to the Corporation, which notice shall include the name or names in which the certificate or certificates representing the shares of Common Stock are to be issued, and surrendering for such purpose to the Corporation, at its principal office or any other location where the Corporation shall maintain a transfer agent for such stock, certificates representing the shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. At the time of such conversion, the Persons in whose names the certificates representing the shares of Common Stock are to be issued upon such conversion shall be deemed to be the holders of record of such shares of Common Stock, notwithstanding that the stock register of the Corporation shall then be closed or that the certificates representing such shares of Common Stock shall not then be actually delivered to such Persons.

(b) (i) In the case of automatic conversion pursuant to clause (c) the Corporation shall give not less than ten (10) days prior written notice of such conversion to each holder, which notice shall include the expected date of such automatic conversion, and each holder shall surrender to the Corporation at least three (3) days prior to such date all certificates representing such holder’s shares of Series A Preferred Stock, duly endorsed in blank or accompanied by proper instruments of transfer. Upon an automatic conversion of the Series A Preferred Stock pursuant to clauses (b) or (c), the Company shall (a) provide written notice of the automatic conversion to all holders of record of Series A Preferred Stock and (b) provide irrevocable instructions to such effect to the transfer agent or agents for such stock, and shall have set aside all shares of the Company’s Common Stock necessary for such conversion. From the date of such notice and setting aside the Common Shares, notwithstanding that any certificate for shares of Series A Preferred Stock so converted shall not have been surrendered for cancellation, the shares of Series A Preferred Stock represented thereby shall no longer be deemed outstanding and the holder of such certificate or certificates shall have with respect to such shares of Series A Preferred Stock no rights in or with respect to the Company except the right to receive the Common Shares issued as a result of the conversion. After the date designated for automatic conversion, such shares of Series A Preferred Stock shall not be transferable on the books of the Company.

(iii) Not later than three (3) Business Days after the conversion of any Series A Preferred Stock, the Corporation will deliver to each holder a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock until Series A Preferred Stock certificates are either delivered for conversion to the Corporation, or the holder of such Series A Preferred Stock notifies the Corporation that such certificates have been lost, stolen or destroyed. Until surrendered as contemplated by this Section, each Series A Preferred Stock certificate shall be deemed, after the effective date of the automatic conversion, to represent only the right to receive upon such surrender the number of shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock.

(c) (i) (A) If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for below) then, concurrently with the effectiveness of such reorganization or recapitalization, the securities issuable upon conversion of the Series A Preferred Stock shall be adjusted such that the Series A Convertible Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock that the holders would otherwise be entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of such class or classes that would have been issued to the Holders had they converted all their shares of Series A Preferred Stock immediately prior to such change and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Article with respect to the rights of the holders of the Series A Preferred Stock. The Conversion Price upon such conversion shall be the Conversion Price that would otherwise be in effect pursuant to the terms hereof. Notwithstanding anything herein to the contrary, the Corporation will not effect any such reorganization or reclassification unless prior to the consummation thereof, the corporation that may be required to deliver stock upon the conversion of the Series A Preferred Stock shall agree by an instrument in writing to deliver such stock, cash, securities or other assets to the holders of the Series A Preferred Stock.

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(B) If the Corporation at any time or from time to time makes or fixes a record date for the determination of holders of Common Stock entitled to receive any distributions payable in securities of the Corporation other than shares of Common Stock and as otherwise adjusted in this Article, then and in such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereon, the amount of securities of the Corporation that they would have received had their shares of Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the rights of the holders of the Series A Preferred.

(ii) If the Corporation shall merge, consolidate or otherwise combine with or into another entity and, upon consummation thereof, the holders of the voting capital stock of the Corporation before the transaction shall own more than fifty (50%) percent of the voting capital stock of the surviving Person or the transaction shall have been approved by the holders of a majority of the Series A Preferred Stock outstanding prior to the consummation thereof, unless otherwise provided specifically in the agreement or plan of merger or consolidation, the Series A Preferred Stock shall automatically become convertible into the same kind and number of shares of stock and other securities, cash or property (and upon the same terms and with the same rights) as would have been received by a holder of the number of shares of Common Stock into which such Series A Preferred Stock could have been converted immediately prior to such merger, consolidation or business combination, without change to the Conversion Price. Notwithstanding anything herein to the contrary, the Corporation will not effect any such merger, consolidation unless prior to consummation thereof, the Person that may be required to deliver stock, securities or other assets upon the conversion of the Series A Preferred Stock shall agree by an instrument in writing to deliver such stock, cash, securities or other assets to the holders of the Series B Preferred Stock.

(iii) In case the Corporation at any time or from time to time after the date hereof shall (i) declare or pay any dividend on the Common Stock payable in Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, and in each such case, the Conversion Price shall be adjusted to that price determined by multiplying the Conversion Price in effect by a fraction (x) the numerator of which shall be the number of issued and outstanding shares of Common Stock immediately before such dividend, distribution, subdivision, combination or reclassification and (y) the denominator of which shall be the total number of issued and outstanding shares of Common Stock immediately after such dividend, distribution, subdivision or reclassification.

(iv) If the amount of any adjustment of the Conversion Price per share required pursuant to the immediately preceding Section (iii) would be less than $0.01, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Conversion Price of at least $0.01 per share. All calculations shall be made to the nearest one-hundredth (1/100) of a dollar or to the nearest one-hundredth of a share, as the case may be.

(v) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Conversion Price) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Conversion Price and number of shares of Common Stock issuable upon conversion of Series A Preferred Stock by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

(d) If (A) the Corporation shall declare a dividend (or any other distribution) on its Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock of the Corporation or any Change of Control Transaction, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series B Preferred Stock, and shall cause to be mailed to the holders thereof at their last addresses as they shall appear upon the stock books of the Corporation, at least thirty (30) calendar days prior to the applicable record or effective date, a notice (a “Conversion Notice”) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange. In addition to any optional right of the holders to convert their shares of Series A Preferred Stock, the holders are entitled to convert shares of Series A Preferred Stock during the thirty-day (30) period commencing on the date of such Conversion Notice to the effective date of the event triggering such Conversion Notice.

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(e) The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Series A Preferred Stock, not less than such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of the Series A Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall be, upon issue, duly and validly authorized, issued and fully paid and nonassessable.

(f) Upon a conversion hereunder, the Corporation shall not be required to issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock. In lieu thereof, the Corporation may, if otherwise permitted, make cash payment in respect of any fractional share based on the Fair Market Value at such time. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the holder. If the Corporation elects not, or is unable, to make such a cash payment, the holder of a share of Series A Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(g) The issuance of certificates for shares of Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Series A Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(h) Shares of Series A Preferred Stock converted into Common Stock shall be canceled. The Corporation may not reissue any shares of Series A Preferred Stock.

(i) Any and all notices or other communications or deliveries to be provided by the holders of the Series A Preferred Stock hereunder, shall be in writing and delivered personally, by facsimile, by electronic mail or sent by a nationally recognized overnight courier service, addressed to the attention of the Chief Executive Officer of the Corporation at the facsimile telephone number, electronic mail address or postal address of the principal place of business of the Corporation. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, by electronic mail or sent by a nationally recognized overnight courier service, addressed to each holder of Series A Preferred Stock at the facsimile telephone number, electronic mail address or postal address of such holder appearing on the books of the Corporation, or if no such facsimile telephone number, electronic mail address or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile telephone number or via confirmed (by acceptable protocol) electronic mail at the electronic mail address, each as specified in this Section prior to 8:00 p.m. (Eastern Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile telephone number or via confirmed (by acceptable protocol) electronic mail at the electronic mail address, each as specified in this Section later than 8:00 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) upon receipt, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(j) The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Stock against impairment.

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Section 6. Redemption. The Series A Preferred Stock is not redeemable without the consent of the holder of the shares to be redeemed.

Section 7. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting together as a single class.

Section 9. Definitions.

“Additional Shares of Common Stock” shall mean all shares (including treasury shares) of Common Stock issued or sold by the Corporation after the date hereof, whether or not subsequently reacquired or retired by the Corporation.

“Business Day” means any day except Saturday, Sunday and any day that shall be a federal legal holiday or a day on which banking institutions in the Commonwealth of Puerto Rico are authorized or required by law or other governmental action to close.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Fair Market Value” means with respect to the Common Stock, for any date, the average of the daily Closing Price per share of Common Stock for the ten (10) consecutive trading days ending on the fifth (5th) day prior to such date. If on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted on the NASDAQ National Market or SmallCap Market (collectively, “NASDAQ”), the OTC Market or a similar system, the Fair Market Value for such shares shall be (a) the Fair Market Value of such shares on such date as determined in good faith by sixty percent (60%) of the members of the Board, or (b) if such percentage of the members of the Board is unable to agree, the value as determined by an independent investment bank of nationally recognized stature selected by the Board. For purposes of this definition, “Closing Price” shall mean (a) the last reported sale price or, if not available on such day, the average of the closing bid and asked prices, in either case as reported on the principal national securities exchange on which the Common Stock is listed or admitted for trading, or (b) if the Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, if not available on such day, the average of the highest reported bid and the lowest reported asked quotations for the Common Stock as reported on NASDAQ, OTC Market or a similar system

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

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